SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

SEAGATE TECHNOLOGY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-31560	98-0355609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (345) 949-8066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 2, 2005, New SAC, our largest shareholder, sold 44.5 million of our common shares in a transaction underwritten by Goldman, Sachs & Co. In conjunction with this transaction, we, New SAC and Goldman, Sachs & Co. entered into an underwriting agreement. A copy of the underwriting agreement is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Underwriting Agreement, dated August 2, 2005, between Seagate Technology, New SAC and Goldman, Sachs & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY
Date: August 4, 2005	/s/ WILLIAM L. HUDSON
William L. Hudson Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Underwriting Agreement, dated August 2, 2005, between Seagate Technology, New SAC and Goldman, Sachs & Co.